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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15d OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 13, 2007
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                          WILMINGTON TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                      1-14659                 51-0328154
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)

                             Wilmington Trust Corporation
                                 Rodney Square North
                               1100 North Market Street
                                 Wilmington, Delaware                 19890
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                        (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (302) 651-1000

________________________________________________________________________________
         (Former names or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At its meeting held on February 13, 2007, the Compensation Committee (the "Committee") of the Board of Directors of Wilmington Trust Corporation (the "Corporation") awarded the following cash bonuses to the executive officers named in the Corporation's proxy statement for 2006: Ted T. Cecala - $525,120; Robert V. A. Harra Jr. - $317,041; Rodney P. Wood - $303,995; William J. Farrell II - $258,458; and David R. Gibson - $246,150. Restricted stock awards also were granted of 3,454 shares to Mr. Cecala; 2,085 shares to Mr. Harra; 1,999 shares to Mr. Wood; 1,700 shares to Mr. Farrell; and 1,619 shares to Mr. Gibson. This restricted stock vests over three years and was granted in lieu of 20% of the cash otherwise payable to these executive officers, plus 15% of that 20% to compensate for (1) the delay in the executive's receiving the award and (2) the fact that this portion of the award is made in stock and not in cash. Since it is in the form of restricted stock, this portion of each executive officer's bonus is subject to forfeiture prior to vesting.

In addition, at its meeting, the Committee established the annual performance factors for bonus awards for certain of its officers for 2007 that are payable in 2008. Those performance factors for Mr. Cecala relate to growth in the Corporation's net income for 2007 compared to peer institutions and the Corporation's net income for 2007 compared to its business plan. The performance factors selected for Mr. Harra's bonus include expansion of the Corporation's regional banking business, implementing new technology, and developing new deposit-gathering channels. The performance factors selected for Mr. Wood's bonus include growing the Wealth Advisory Services business through product development, new offices, and acquisitions. The performance factors selected for Mr. Farrell's bonus include increasing the presence of the Corporate Client Services business outside the United States through new offices or acquisitions and increasing sales of new products. The performance factors selected for Mr. Gibson's bonus for 2007 include continued monitoring of our funding strategies and balance sheet risk and fostering our company's long-term corporate development.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WILMINGTON TRUST CORPORATION


Dated: February 13, 2007                By: /s/ Ted T. Cecala
                                            ------------------------------------
                                        Name: Ted T. Cecala,
                                        Title: Chairman of the Board and
                                               Chief Executive Officer
                                               (Authorized Officer)